Exhibit 99.2

Third Quarter
Financial Supplement
September 30, 2025
3

METLIFE TABLE OF CONTENTS

GAAP CONSOLIDATED STATEMENTS OF OPERATIONS	2

CORPORATE OVERVIEW	3

KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS	5

EXPENSE DETAIL AND RATIOS	7

GAAP CONSOLIDATED BALANCE SHEETS	8

SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	9

Group Benefits
Statements of Adjusted Earnings Available to Common Shareholders	10
Other Expenses by Major Category; and Other Information	11

RIS
Statements of Adjusted Earnings Available to Common Shareholders	12
Future Policy Benefits; Policyholder Account Balances; Separate Account Liabilities; Synthetic GICs; and Longevity Reinsurance	13
Other Expenses by Major Category; and Spread	14

ASIA
Statements of Adjusted Earnings Available to Common Shareholders	15
Adjusted Premiums, Fees and Other Revenues; Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	16
Asia General Account Assets Under Management and Related Measures	17

LATIN AMERICA
Statements of Adjusted Earnings Available to Common Shareholders	18
Other Expenses by Major Category; Sales on a Constant Currency Basis; and Other Information	19

EMEA
Statements of Adjusted Earnings Available to Common Shareholders	20
Other Expenses by Major Category; and Other Information	21

METLIFE HOLDINGS
Statements of Adjusted Earnings Available to Common Shareholders	22
Future Policy Benefits; Policyholder Account Balances; Market Risk Benefits; and Separate Account Liabilities	23
Other Expenses by Major Category; and Other Information	24

CORPORATE & OTHER
Statements of Adjusted Earnings Available to Common Shareholders; and Adjusted Earnings Available to Common Shareholders by Source	25

INVESTMENTS
Investment Portfolio Results by Asset Category and Annualized Yields	26
Summary of Fixed Maturity Securities Available-for-Sale by Sector and Quality Distribution; and Gross Unrealized Gains and Losses: Fixed Maturity Securities Available-for-Sale	27
Summary of Net Mortgage Loans; and Summary of Net Commercial Mortgage Loans by Region and Property Type	28
Footnotes	29

APPENDIX
Reconciliation Detail	A-1
Notable Items	A-2
Equity Details, Book Value Details and Return on Equity	A-4
Adjusted Premiums, Fees and Other Revenues, Other Expenses and Adjusted Earnings Available to Common Shareholders - Constant Currency Basis	A-5
Non-GAAP and Other Financial Disclosures	A-6
Acronyms	A-9

METLIFE
As used in this QFS, “MetLife," “we” and “our” refer to MetLife, Inc., a Delaware corporation incorporated in 1999, its subsidiaries and affiliates. In this QFS, MetLife presents certain measures of its performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of its business. See Appendix for definitions of non-GAAP financial measures and other financial disclosures.
GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Revenues
Premiums	$10,647	$12,617	$11,723	$10,810	$10,555	$32,328	$33,088
Universal life and investment-type product policy fees	1,228	1,217	1,229	1,259	1,247	3,757	3,735
Net investment income	5,227	5,405	4,885	5,661	6,089	15,868	16,635
Other revenues	648	641	687	679	724	1,960	2,090
Net investment gains (losses)	(77)	(311)	(387)	(273)	(325)	(873)	(985)
Net derivative gains (losses)	767	(903)	432	(796)	(929)	(720)	(1,293)
Total revenues	18,440	18,666	18,569	17,340	17,361	52,320	53,270

Expenses
Policyholder benefits and claims	10,597	12,572	11,806	10,767	10,369	32,156	32,942
Policyholder liability remeasurement (gains) losses	(132)	(42)	(31)	5	(159)	(164)	(185)
Market risk benefit remeasurement (gains) losses	531	(764)	299	(277)	(263)	(345)	(241)
Interest credited to policyholder account balances	2,037	2,012	1,647	2,400	2,561	6,327	6,608
Policyholder dividends	150	150	144	146	134	445	424
Amortization of DAC, VOBA and negative VOBA	509	517	519	528	522	1,504	1,569
Interest expense on debt	257	259	258	269	271	778	798
Other expenses, net of capitalization of DAC	2,497	2,581	2,573	2,522	2,716	7,378	7,811
Total expenses	16,446	17,285	17,215	16,360	16,151	48,079	49,726
Income (loss) before provision for income tax	1,994	1,381	1,354	980	1,210	4,241	3,544
Provision for income tax expense (benefit)	653	106	404	245	308	1,072	957
Net income (loss)	1,341	1,275	950	735	902	3,169	2,587
Less: Net income (loss) attributable to noncontrolling interests	(1)	4	5	6	6	14	17
Net income (loss) attributable to MetLife, Inc.	1,342	1,271	945	729	896	3,155	2,570
Less: Preferred stock dividends	67	32	66	31	66	168	163
Preferred stock redemption premium	—	—	—	—	12	—	12
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,275	$1,239	$879	$698	$818	$2,987	$2,395

Premiums, fees and other revenues	$12,523	$14,475	$13,639	$12,748	$12,526	$38,045	$38,913

METLIFE CORPORATE OVERVIEW

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Net income (loss) available to MetLife, Inc.'s common shareholders	$1,275	$1,239	$879	$698	$818
Adjustments from net income (loss) available to MetLife, Inc.'s common shareholders to adjusted earnings available to common shareholders:
Less: Net investment gains (losses)	(77)	(311)	(387)	(273)	(325)
Less: Net derivative gains (losses)	767	(903)	432	(796)	(929)
Less: Market risk benefit remeasurement gains (losses)	(531)	764	(299)	277	263
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss) (1)	(65)	(118)	(234)	(61)	20
Less: Provision for income tax (expense) benefit	(195)	352	23	195	223
Add: Net income (loss) attributable to noncontrolling interests	(1)	4	5	6	6
Add: Preferred stock redemption premium	—	—	—	—	12
Adjusted earnings available to common shareholders	1,375	1,459	1,349	1,362	1,584
Less: Total notable items (2)	16	10	—	—	18
Adjusted earnings available to common shareholders, excluding total notable items (2)	$1,359	$1,449	$1,349	$1,362	$1,566

Net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share	$1.81	$1.78	$1.28	$1.03	$1.22
Less: Net investment gains (losses)	(0.11)	(0.45)	(0.56)	(0.40)	(0.49)
Less: Net derivative gains (losses)	1.09	(1.29)	0.63	(1.18)	(1.39)
Less: Market risk benefit remeasurement gains (losses)	(0.75)	1.09	(0.44)	0.41	0.39
Less: Goodwill impairment	—	—	—	—	—
Less: Other adjustments to net income (loss)	(0.09)	(0.15)	(0.33)	(0.10)	0.04
Less: Provision for income tax (expense) benefit	(0.28)	0.50	0.03	0.29	0.33
Add: Net income (loss) attributable to noncontrolling interests	—	0.01	0.01	0.01	0.01
Add: Preferred stock redemption premium	—	—	—	—	0.02
Adjusted earnings available to common shareholders per diluted common share	1.95	2.09	1.96	2.02	2.37
Less: Total notable items per diluted common share (2)	0.02	0.01	—	—	0.03
Adjusted earnings available to common shareholders, excluding total notable items, per diluted common share (2), (3)	$1.93	$2.08	$1.96	$2.02	$2.34

	For the Three Months Ended
Unaudited (In millions, except per share data)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Notable items impacting adjusted earnings available to common shareholders (2):
Actuarial assumption review and other insurance adjustments	$16	$—	$—	$—	$89
Litigation reserves and settlement costs	—	(47)	—	—	—
Tax adjustments	—	57	—	—	(71)
Total notable items	$16	$10	$—	$—	$18

Notable items impacting adjusted earnings available to common shareholders per diluted common share (2):
Actuarial assumption review and other insurance adjustments	$0.02	$—	$—	$—	$0.13
Litigation reserves and settlement costs	—	(0.07)	—	—	—
Tax adjustments	—	0.08	—	—	(0.11)
Total notable items	$0.02	$0.01	$—	$—	$0.03

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Weighted average common shares outstanding - diluted	703.7	697.9	687.0	675.0	669.1

(1)See Pages A-1 and A-7 for further detail.

(2)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders and adjusted earnings available to common shareholders per diluted common share. The per share data for each notable item is calculated on a standalone basis and may not sum to total notable items. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. See Pages A-2 and A-3 for further detail.

(3)Calculated on a standalone basis and may not equal (i) adjusted earnings available to common shareholders per diluted common share, less (ii) total notable items per diluted common share.

METLIFE CORPORATE OVERVIEW (CONTINUED)

Unaudited	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Book value per common share (1)	$39.02	$34.28	$35.16	$35.79	$39.52
Adjusted book value per common share (1)	$54.72	$54.81	$55.01	$56.23	$56.57

	For the Three Months Ended
Unaudited	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Return on MetLife, Inc.'s (2):
Common stockholders' equity	20.2%	19.6%	14.9%	11.7%	13.1%

Adjusted return on MetLife, Inc.'s (2):
Adjusted common stockholders' equity	14.6%	15.4%	14.4%	14.6%	16.9%
Adjusted common stockholders' equity, excluding total notable items (3)	14.4%	15.3%	14.4%	14.6%	16.7%

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Common shares outstanding, beginning of period	703.8	693.7	689.2	673.3	666.8
Share repurchases	(10.5)	(4.6)	(17.0)	(6.5)	(6.3)
Newly issued shares	0.4	0.1	1.1	—	0.2
Common shares outstanding, end of period	693.7	689.2	673.3	666.8	660.7

Weighted average common shares outstanding - basic	699.3	693.0	682.3	670.8	664.7
Dilutive effect of the exercise or issuance of stock-based awards	4.4	4.9	4.7	4.2	4.4
Weighted average common shares outstanding - diluted	703.7	697.9	687.0	675.0	669.1

MetLife Policyholder Trust Shares	113.1	111.6	110.1	108.6	107.4

(1) Calculated using common shares outstanding, end of period.
(2) Annualized using quarter-to-date results. See Page A-4 for further detail.

(3)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Total revenues	$18,440	$18,666	$18,569	$17,340	$17,361	$52,320	$53,270
Less: Adjustments to total revenues:
Net investment gains (losses)	(77)	(311)	(387)	(273)	(325)	(873)	(985)
Net derivative gains (losses)	767	(903)	432	(796)	(929)	(720)	(1,293)
Investment hedge adjustments	(129)	(127)	(103)	(102)	(100)	(477)	(305)
Asymmetrical and non-economic accounting	50	34	36	42	78	124	156
Joint venture adjustments	66	16	(42)	16	(8)	66	(34)
Unit-linked contract income	147	183	(227)	498	580	908	851
Reinsurance adjustments	—	31	43	47	177	—	267
Other adjustments, excluding Unit-linked contract income and Reinsurance adjustments	(14)	(11)	(15)	(16)	(15)	(37)	(46)
Divested businesses	16	16	5	3	2	16	10
Total adjusted revenues	$17,614	$19,738	$18,827	$17,921	$17,901	$53,313	$54,649

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Net investment income	$5,227	$5,405	$4,885	$5,661	$6,089	$15,868	$16,635
Less: Adjustments to net investment income:
Investment hedge adjustments	(129)	(127)	(103)	(102)	(100)	(477)	(305)
Joint venture adjustments	66	16	(42)	16	(8)	66	(34)
Unit-linked contract income	147	183	(227)	498	580	908	851
Reinsurance adjustments	—	31	43	47	177	—	267
Divested businesses	—	1	1	—	—	—	1
Adjusted net investment income	$5,143	$5,301	$5,213	$5,202	$5,440	$15,371	$15,855

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Variable investment income (Included in net investment income above)	$162	$293	$327	$195	$483	$720	$1,005

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Premiums, fees and other revenues	$12,523	$14,475	$13,639	$12,748	$12,526	$38,045	$38,913
Less: Adjustments to premiums, fees and other revenues:
Asymmetrical and non-economic accounting	50	34	36	42	78	124	156
Other adjustments	(14)	(11)	(15)	(16)	(15)	(37)	(46)
Divested businesses	16	15	4	3	2	16	9
Adjusted premiums, fees and other revenues	$12,471	$14,437	$13,614	$12,719	$12,461	$37,942	$38,794
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,480	$14,569	$13,779	$12,751	$12,461

METLIFE KEY ADJUSTED EARNINGS STATEMENT LINE ITEMS (CONTINUED)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Total expenses	$16,446	$17,285	$17,215	$16,360	$16,151	$48,079	$49,726
Less: Adjustments to total expenses:
Market risk benefit remeasurement (gains) losses	531	(764)	299	(277)	(263)	(345)	(241)
Goodwill impairment	—	—	—	—	—	—	—
Asymmetrical and non-economic accounting	72	46	139	31	18	276	188
Market volatility	(52)	(49)	(44)	(40)	(49)	(207)	(133)
Unit-linked contract costs	143	185	(234)	486	578	896	830
Reinsurance adjustments	—	30	42	45	135	—	222
Other adjustments, excluding Unit-linked contract costs and Reinsurance adjustments	12	25	19	21	2	24	42
Divested businesses	26	23	9	6	10	34	25
Total adjusted expenses	$15,714	$17,789	$16,985	$16,088	$15,720	$47,401	$48,793

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Capitalization of DAC	$(691)	$(719)	$(698)	$(787)	$(852)	$(2,114)	$(2,337)
Less: Divested businesses	—	—	—	—	—	—	—
Adjusted capitalization of DAC	$(691)	$(719)	$(698)	$(787)	$(852)	$(2,114)	$(2,337)

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Other expenses	$3,188	$3,300	$3,271	$3,309	$3,568	$9,492	$10,148
Less: Adjustments to other expenses:
Reinsurance adjustments	—	30	42	45	135	—	222
Other adjustments, excluding Reinsurance adjustments	12	25	19	21	2	24	42
Divested businesses	17	13	8	7	9	25	24
Adjusted other expenses	$3,159	$3,232	$3,202	$3,236	$3,422	$9,443	$9,860
Adjusted other expenses, on a constant currency basis	$3,165	$3,292	$3,271	$3,243	$3,422

METLIFE EXPENSE DETAIL AND RATIOS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Other expenses, net of capitalization of DAC	$2,497	$2,581	$2,573	$2,522	$2,716	$7,378	$7,811

Premiums, fees and other revenues	$12,523	$14,475	$13,639	$12,748	$12,526	$38,045	$38,913

Expense ratio	19.9%	17.8%	18.9%	19.8%	21.7%	19.4%	20.1%

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Adjusted other expenses by major category
Direct expenses	$1,392	$1,396	$1,459	$1,445	$1,443	$4,215	$4,347
Pension, postretirement and postemployment benefit costs	65	71	70	66	69	195	205
Premium taxes, other taxes, and licenses & fees	183	253	160	158	272	530	590
Commissions and other variable expenses	1,519	1,512	1,513	1,567	1,638	4,503	4,718
Adjusted other expenses	3,159	3,232	3,202	3,236	3,422	9,443	9,860
Adjusted capitalization of DAC	(691)	(719)	(698)	(787)	(852)	(2,114)	(2,337)
Adjusted other expenses, net of adjusted capitalization of DAC	$2,468	$2,513	$2,504	$2,449	$2,570	$7,329	$7,523

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions, except ratio data)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Employee-related costs	$891	$955	$991	$935	$962	$2,741	$2,888
Third-party staffing costs	354	439	353	392	374	1,052	1,119
General and administrative expenses	147	2	115	118	107	422	340
Direct expenses	1,392	1,396	1,459	1,445	1,443	4,215	4,347
Less: Total notable items related to direct expenses (1)	—	(152)	—	—	—	—	—
Direct expenses, excluding total notable items related to direct expenses (1)	$1,392	$1,548	$1,459	$1,445	$1,443	$4,215	$4,347

Adjusted other expenses, net of adjusted capitalization of DAC	$2,468	$2,513	$2,504	$2,449	$2,570	$7,329	$7,523
Less: Total notable items related to adjusted other expenses (1)	—	(85)	—	—	102	—	102
Adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses (1)	$2,468	$2,598	$2,504	$2,449	$2,468	$7,329	$7,421

Adjusted premiums, fees and other revenues	$12,471	$14,437	$13,614	$12,719	$12,461	$37,942	$38,794
Less: PRT	529	2,593	1,476	328	(10)	2,256	1,794
Adjusted premiums, fees and other revenues, excluding PRT	$11,942	$11,844	$12,138	$12,391	$12,471	$35,686	$37,000

Direct expense ratio	11.2%	9.7%	10.7%	11.4%	11.6%	11.1%	11.2%
Direct expense ratio, excluding total notable items related to direct expenses and PRT (1)	11.7%	13.1%	12.0%	11.7%	11.6%	11.8%	11.7%

Adjusted expense ratio	19.8%	17.4%	18.4%	19.3%	20.6%	19.3%	19.4%
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT (1)	20.7%	21.9%	20.6%	19.8%	19.8%	20.5%	20.1%

(1)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

METLIFE GAAP CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$293,779	$281,043	$291,735	$298,737	$304,645
Equity securities, at estimated fair value	746	712	747	790	788
Contractholder-directed equity securities and fair value option securities, at estimated fair value	9,289	10,672	10,725	11,694	12,270
Mortgage loans	90,415	89,012	87,908	86,868	85,843
Policy loans	8,822	8,545	8,663	8,664	8,589
Real estate and real estate joint ventures	13,731	13,342	13,481	14,007	13,932
Other limited partnership interests	14,186	14,378	14,137	14,279	14,741
Short-term investments, principally at estimated fair value	4,609	5,156	5,543	5,300	5,962
Other invested assets	19,706	18,504	17,470	16,352	16,932
Total investments	455,283	441,364	450,409	456,691	463,702
Cash and cash equivalents, principally at estimated fair value	21,765	20,068	21,326	22,178	20,233
Accrued investment income	3,722	3,489	3,557	3,532	3,791
Premiums, reinsurance and other receivables	31,443	29,761	31,251	31,503	40,329
Market risk benefits, at estimated fair value	310	372	317	352	392
Deferred policy acquisition costs and value of business acquired	20,401	19,627	20,162	20,993	21,175
Current income tax recoverable	304	295	338	554	374
Deferred income tax assets	2,469	2,994	2,524	2,925	2,719
Goodwill	9,155	8,901	9,036	9,142	9,095
Other assets	11,315	11,082	11,253	11,425	11,572
Separate account assets	148,809	139,504	138,143	143,175	146,344
Total assets	$704,976	$677,457	$688,316	$702,470	$719,726

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$201,340	$193,646	$197,667	$198,965	$199,169
Policyholder account balances	224,609	221,445	225,623	232,433	235,312
Market risk benefits, at estimated fair value	3,117	2,581	2,844	2,709	2,585
Other policy-related balances	19,932	18,899	19,523	19,899	20,361
Policyholder dividends payable	381	385	356	367	369
Payables for collateral under securities loaned and other transactions	17,132	17,128	17,440	17,147	17,139
Short-term debt	404	465	381	379	378
Long-term debt	15,278	15,086	14,695	15,374	15,300
Collateral financing arrangement	529	476	463	438	398
Subordinated debt securities	3,163	3,164	4,153	4,153	4,154
Deferred income tax liability	956	132	430	430	574
Other liabilities	38,162	36,843	38,843	39,074	48,452
Separate account liabilities	148,809	139,504	138,143	143,175	146,344
Total liabilities	673,812	649,754	660,561	674,543	690,535

Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	12	12	12	12	12
Additional paid-in capital	33,766	33,791	33,820	33,822	32,855
Retained earnings	41,765	42,626	43,131	43,447	43,887
Treasury stock, at cost	(27,418)	(27,798)	(29,222)	(29,737)	(30,244)
Accumulated other comprehensive income (loss)	(17,240)	(21,186)	(20,248)	(19,859)	(17,566)
Total MetLife, Inc.'s stockholders' equity	30,885	27,445	27,493	27,685	28,944
Noncontrolling interests	279	258	262	242	247
Total equity	31,164	27,703	27,755	27,927	29,191
Total liabilities and equity	$704,976	$677,457	$688,316	$702,470	$719,726

METLIFE SUMMARY OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted earnings before provision for income tax
GROUP BENEFITS	$472	$526	$464	$507	$576
RIS	591	487	500	458	546
ASIA	431	613	536	495	755
LATIN AMERICA	309	258	290	317	206
EMEA	94	60	109	128	116
METLIFE HOLDINGS	226	189	190	177	252
CORPORATE & OTHER	(223)	(184)	(247)	(249)	(270)
Total adjusted earnings before provision for income tax	$1,900	$1,949	$1,842	$1,833	$2,181

Provision for income tax expense (benefit)
GROUP BENEFITS	$99	$110	$97	$107	$121
RIS	119	101	99	90	110
ASIA	125	170	162	145	212
LATIN AMERICA	88	57	72	84	59
EMEA	24	1	26	28	28
METLIFE HOLDINGS	44	36	36	33	49
CORPORATE & OTHER	(41)	(17)	(65)	(47)	(48)
Total provision for income tax expense (benefit)	$458	$458	$427	$440	$531

Adjusted earnings available to common shareholders
GROUP BENEFITS	$373	$416	$367	$400	$455
RIS	472	386	401	368	436
ASIA	306	443	374	350	543
LATIN AMERICA	221	201	218	233	147
EMEA	70	59	83	100	88
METLIFE HOLDINGS	182	153	154	144	203
CORPORATE & OTHER (1)	(249)	(199)	(248)	(233)	(288)
Total adjusted earnings available to common shareholders (1)	$1,375	$1,459	$1,349	$1,362	$1,584

(1)Includes impact of preferred stock dividends of $67 million, $32 million, $66 million, $31 million, and $66 million for the three months ended September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively.

GROUP BENEFITS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$5,538	$5,579	$5,763	$5,801	$5,662	$16,848	$17,226
Universal life and investment-type product policy fees	231	227	233	240	227	682	700
Net investment income	311	313	315	310	321	939	946
Other revenues	377	378	434	405	417	1,156	1,256
Total adjusted revenues	6,457	6,497	6,745	6,756	6,627	19,625	20,128

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	4,927	4,881	5,183	5,161	4,982	14,943	15,326
Policyholder liability remeasurement (gains) losses	—	—	(18)	(4)	(9)	(1)	(31)
Interest credited to policyholder account balances	49	46	44	43	45	145	132
Capitalization of DAC	(4)	(5)	(5)	(7)	(7)	(13)	(19)
Amortization of DAC, VOBA and negative VOBA	6	7	6	7	7	19	20
Interest expense on debt	—	1	—	1	—	1	1
Other expenses	1,007	1,041	1,071	1,048	1,033	3,026	3,152
Total adjusted expenses	5,985	5,971	6,281	6,249	6,051	18,120	18,581
Adjusted earnings before provision for income tax	472	526	464	507	576	1,505	1,547
Provision for income tax expense (benefit)	99	110	97	107	121	315	325
Adjusted earnings	373	416	367	400	455	1,190	1,222
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	373	416	367	400	455	1,190	1,222
Less: Total notable items	(58)	—	—	—	(2)	(58)	(2)
Adjusted earnings available to common shareholders, excluding total notable items	$431	$416	$367	$400	$457	$1,248	$1,224

Adjusted premiums, fees and other revenues	$6,146	$6,184	$6,430	$6,446	$6,306	$18,686	$19,182

GROUP BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$486	$519	$524	$503	$498
Pension, postretirement and postemployment benefit costs	14	14	13	14	14
Premium taxes, other taxes, and licenses & fees	93	86	83	88	87
Commissions and other variable expenses	414	422	451	443	434
Adjusted other expenses	$1,007	$1,041	$1,071	$1,048	$1,033

OTHER INFORMATION (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Group Life (2)
Adjusted premiums, fees and other revenues	$2,293	$2,289	$2,352	$2,371	$2,328
Mortality ratio	85.6%	83.2%	84.8%	83.0%	83.4%
Group Non-Medical Health (3)
Adjusted premiums, fees and other revenues	$2,718	$2,771	$2,850	$2,876	$2,814
Interest adjusted benefit ratio (4)	72.4%	71.8%	74.1%	74.8%	72.5%

(1) Results are derived from insurance and non-administrative services-only contracts.
(2) Excludes certain experience-rated contracts and includes accidental death and dismemberment.
(3) Primarily includes dental, group and individual disability, accident & health, critical illness and vision.
(4) Reflects actual claims experience and excludes the impact of interest credited on future policyholder benefits. The product within Group Non-Medical Health with interest credited on future policyholder benefits is disability.

RIS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$1,451	$3,460	$2,284	$1,210	$1,045	$4,574	$4,539
Universal life and investment-type product policy fees	67	99	85	85	80	215	250
Net investment income	2,133	2,143	2,167	2,145	2,166	6,339	6,478
Other revenues	61	61	61	60	61	185	182
Total adjusted revenues	3,712	5,763	4,597	3,500	3,352	11,313	11,449

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	2,247	4,280	3,121	2,043	1,835	6,966	6,999
Policyholder liability remeasurement (gains) losses	(148)	—	(15)	1	(14)	(170)	(28)
Interest credited to policyholder account balances	874	863	859	878	864	2,508	2,601
Capitalization of DAC	(53)	(58)	(37)	(44)	(50)	(160)	(131)
Amortization of DAC, VOBA and negative VOBA	14	21	17	18	18	45	53
Interest expense on debt	4	4	3	3	3	11	9
Other expenses	183	166	149	143	150	500	442
Total adjusted expenses	3,121	5,276	4,097	3,042	2,806	9,700	9,945
Adjusted earnings before provision for income tax	591	487	500	458	546	1,613	1,504
Provision for income tax expense (benefit)	119	101	99	90	110	332	299
Adjusted earnings	472	386	401	368	436	1,281	1,205
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	472	386	401	368	436	1,281	1,205
Less: Total notable items	104	—	—	—	13	104	13
Adjusted earnings available to common shareholders, excluding total notable items	$368	$386	$401	$368	$423	$1,177	$1,192

Adjusted premiums, fees and other revenues	$1,579	$3,620	$2,430	$1,355	$1,186	$4,974	$4,971
Less: PRT	529	2,593	1,476	328	(10)	2,256	1,794
Adjusted premiums, fees and other revenues, excluding PRT	$1,050	$1,027	$954	$1,027	$1,196	$2,718	$3,177

RIS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period (at balance sheet discount rate) (2), (3)	$72,914	$71,510	$73,415	$73,506	$74,263
Less: Accumulated other comprehensive (income) loss	297	(3,134)	(2,627)	(2,366)	(1,209)
Balance, end of period (at original discount rate)	$72,617	$74,644	$76,042	$75,872	$75,472

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period (4)	$85,410	$84,923	$87,191	$89,205	$89,385

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$52,537	$51,420	$49,452	$47,993	$48,568

SYNTHETIC GICS (5), (6)

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$49,081	$49,599	$53,796	$53,740	$51,920

LONGEVITY REINSURANCE (7)

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Balance, end of period	$25,699	$25,121	$27,369	$30,087	$29,293

(1)Includes $3,847 million, $3,872 million, $3,899 million, $3,910 million and $3,964 million of DPL at September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively.

(2)Represents the current discount rate at the respective balance sheet date.

(3)Includes $2,081 million, $1,956 million, $2,287 million, $2,266 million and $7,750 million of future policy benefits subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets at September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively.

(4)Includes $3,327 million of policyholder account balances subject to reinsurance, which are included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheet at September 30, 2025.

(5)A synthetic GIC is a contract that simulates the performance of a traditional GIC through the use of financial instruments and is reported as a derivative. A key difference between a synthetic GIC and a traditional GIC is that the contractholder owns the assets underlying the synthetic GIC. The assets and corresponding contractholder account balance are not on MetLife, Inc.'s consolidated balance sheet, as they are for a traditional GIC. The contractholder account balance is reported at contract value in the table above.

(6)Includes $0, $221 million, $1,242 million, $0 and $0 of transfers from separate account GICs to synthetic GICs at September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively.

(7)The contract value presented represents notional amounts based on the present value of fixed annuity premiums related to longevity reinsurance contracts associated with the United Kingdom PRT market.

RIS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$75	$80	$85	$80	$77
Pension, postretirement and postemployment benefit costs	4	3	3	4	4
Premium taxes, other taxes, and licenses & fees	16	18	5	3	7
Commissions and other variable expenses	88	65	56	56	62
Adjusted other expenses	$183	$166	$149	$143	$150

SPREAD

	For the Three Months Ended
Unaudited	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Investment income yield, excluding variable investment income yield	5.25%	5.22%	5.11%	5.13%	5.13%
Variable investment income yield	4.58%	6.46%	8.95%	5.40%	13.31%
Total investment income yield	5.23%	5.26%	5.24%	5.14%	5.42%

Average crediting rate	4.38%	4.35%	4.31%	4.33%	4.35%
Amortization of DPL and losses at inception (1)	(0.21)%	(0.21)%	(0.21)%	(0.21)%	(0.24)%
Total average crediting rate	4.17%	4.14%	4.10%	4.12%	4.11%

Annualized general account spread (2)	1.06%	1.12%	1.14%	1.02%	1.31%
Annualized general account spread, excluding variable investment income yield	1.08%	1.08%	1.01%	1.01%	1.02%

(1)Includes the amortization of DPL of (0.23)% for each of the three months ended September 30, 2024, December 31, 2024, March 31, 2025 and June 30, 2025, and (0.24)% for the three months ended September 30, 2025.

(2)The general account is comprised of invested assets supporting future policy benefits and policyholder account balances.

ASIA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$1,272	$1,206	$1,260	$1,278	$1,290	$3,785	$3,828
Universal life and investment-type product policy fees	420	410	406	399	407	1,280	1,212
Net investment income	1,132	1,251	1,206	1,210	1,377	3,407	3,793
Other revenues	18	19	15	22	20	57	57
Total adjusted revenues	2,842	2,886	2,887	2,909	3,094	8,529	8,890

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,035	993	1,037	1,051	1,074	3,090	3,162
Policyholder liability remeasurement (gains) losses	60	(59)	(11)	(12)	(141)	24	(164)
Interest credited to policyholder account balances	683	708	711	757	804	1,987	2,272
Capitalization of DAC	(336)	(348)	(351)	(418)	(435)	(1,032)	(1,204)
Amortization of DAC, VOBA and negative VOBA	211	214	216	223	207	618	646
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	758	765	749	813	830	2,204	2,392
Total adjusted expenses	2,411	2,273	2,351	2,414	2,339	6,891	7,104
Adjusted earnings before provision for income tax	431	613	536	495	755	1,638	1,786
Provision for income tax expense (benefit)	125	170	162	145	212	460	519
Adjusted earnings	306	443	374	350	543	1,178	1,267
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	306	$443	$374	$350	543	1,178	1,267
Less: Total notable items	(41)	—	—	—	70	(41)	70
Adjusted earnings available to common shareholders, excluding total notable items	$347	$443	$374	$350	$473	$1,219	$1,197

Adjusted premiums, fees and other revenues	$1,710	$1,635	$1,681	$1,699	$1,717	$5,122	$5,097

ASIA
ADJUSTED PREMIUMS, FEES AND OTHER REVENUES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted premiums, fees and other revenues	$1,710	$1,635	$1,681	$1,699	$1,717

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,704	$1,666	$1,728	$1,685	$1,717
Add: Operating joint ventures, on a constant currency basis (1)	536	409	1,031	737	831
Adjusted premiums, fees and other revenues, including operating joint ventures, on a constant currency basis	$2,240	$2,075	$2,759	$2,422	$2,548

OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$303	$319	$306	$304	$303
Pension, postretirement and postemployment benefit costs	15	19	13	14	13
Premium taxes, other taxes, and licenses & fees	31	26	29	33	33
Commissions and other variable expenses	409	401	401	462	481
Adjusted other expenses	$758	$765	$749	$813	$830
Adjusted other expenses, net of adjusted capitalization of DAC	$422	$417	$398	$395	$395

Adjusted other expenses, on a constant currency basis	$758	$783	$773	$802	$830
Add: Operating joint ventures, on a constant currency basis (2)	118	93	126	113	135
Adjusted other expenses, including operating joint ventures, on a constant currency basis	$876	$876	$899	$915	$965
Adjusted other expenses, including operating joint ventures, net of adjusted capitalization of DAC, on a constant currency basis	$489	$490	$476	$463	$481

SALES ON A CONSTANT CURRENCY BASIS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Japan:
Life	$143	$108	$113	$159	$216
Accident & Health	61	81	69	67	66
Annuities	147	113	145	226	178
Other	2	2	2	2	1
Total Japan	353	304	329	454	461
Other Asia	233	213	309	238	325
Total sales	$586	$517	$638	$692	$786

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted earnings available to common shareholders	$306	$443	$374	$350	$543
Adjusted earnings available to common shareholders, excluding total notable items	$347	$443	$374	$350	$473
Adjusted earnings available to common shareholders, on a constant currency basis	$305	$446	$380	$349	$543
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$346	$446	$380	$349	$473

(1)Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

(2)Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

ASIA
ASIA GENERAL ACCOUNT ASSETS UNDER MANAGEMENT AND RELATED MEASURES

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

GA AUM	$128,115	$120,626	$125,119	$129,325	$131,751
GA AUM (at amortized cost)	$135,107	$129,959	$134,352	$139,158	$140,892

GA AUM (at amortized cost), on a constant currency basis	$132,970	$132,972	$135,452	$137,926	$140,892
Add: Operating joint ventures, on a constant currency basis (1)	9,694	10,088	11,658	12,388	13,043
GA AUM (at amortized cost), including operating joint ventures, on a constant currency basis	$142,664	$143,060	$147,110	$150,314	$153,935

(1)Includes MetLife, Inc.'s share of GA AUM for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

LATIN AMERICA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$1,141	$1,098	$1,164	$1,260	$1,288	$3,378	$3,712
Universal life and investment-type product policy fees	346	330	340	371	377	1,089	1,088
Net investment income	435	431	407	445	414	1,219	1,266
Other revenues	9	10	9	3	(2)	31	10
Total adjusted revenues	1,931	1,869	1,920	2,079	2,077	5,717	6,076

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,091	1,035	1,091	1,216	1,218	3,092	3,525
Policyholder liability remeasurement (gains) losses	(18)	20	(3)	—	(4)	(29)	(7)
Interest credited to policyholder account balances	108	101	98	96	92	337	286
Capitalization of DAC	(174)	(177)	(172)	(176)	(203)	(527)	(551)
Amortization of DAC, VOBA and negative VOBA	126	123	129	137	149	380	415
Interest expense on debt	4	4	4	4	4	11	12
Other expenses	485	505	483	485	615	1,502	1,583
Total adjusted expenses	1,622	1,611	1,630	1,762	1,871	4,766	5,263
Adjusted earnings before provision for income tax	309	258	290	317	206	951	813
Provision for income tax expense (benefit)	88	57	72	84	59	271	215
Adjusted earnings	221	201	218	233	147	680	598
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	$221	$201	$218	$233	$147	$680	$598
Less: Total notable items	4	—	—	—	(75)	4	(75)
Adjusted earnings available to common shareholders, excluding total notable items	$217	$201	$218	$233	$222	$676	$673

Adjusted premiums, fees and other revenues	$1,496	$1,438	$1,513	$1,634	$1,663	$4,498	$4,810

LATIN AMERICA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$129	$146	$135	$143	$147
Pension, postretirement and postemployment benefit costs	1	3	1	2	1
Premium taxes, other taxes, and licenses & fees	22	24	23	22	123
Commissions and other variable expenses	333	332	324	318	344
Adjusted other expenses	$485	$505	$483	$485	$615
Adjusted other expenses, net of adjusted capitalization of DAC	$311	$328	$311	$309	$412
Adjusted other expenses, on a constant currency basis	$486	$534	$513	$499	$615
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$311	$346	$329	$318	$412

SALES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Mexico	$195	$144	$219	$191	$213
Chile	102	122	115	127	121
All other	87	86	72	73	107
Total sales	$384	$352	$406	$391	$441

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted premiums, fees and other revenues	$1,496	$1,438	$1,513	$1,634	$1,663
Adjusted earnings available to common shareholders	$221	$201	$218	$233	$147
Adjusted earnings available to common shareholders, excluding total notable items	$217	$201	$218	$233	$222

Adjusted premiums, fees and other revenues, on a constant currency basis	$1,498	$1,515	$1,600	$1,672	$1,663
Adjusted earnings available to common shareholders, on a constant currency basis	$222	$213	$233	$241	$147
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$218	$213	$233	$241	$222

EMEA STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$562	$568	$582	$626	$638	$1,634	$1,846
Universal life and investment-type product policy fees	84	76	78	84	82	238	244
Net investment income	55	59	58	61	67	163	186
Other revenues	9	8	8	9	7	24	24
Total adjusted revenues	710	711	726	780	794	2,059	2,300

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	276	301	277	309	333	799	919
Policyholder liability remeasurement (gains) losses	9	(3)	—	4	3	10	7
Interest credited to policyholder account balances	17	17	17	20	21	53	58
Capitalization of DAC	(119)	(124)	(126)	(136)	(151)	(362)	(413)
Amortization of DAC, VOBA and negative VOBA	91	93	94	88	85	262	267
Interest expense on debt	—	—	—	—	—	—	—
Other expenses	342	367	355	367	387	1,002	1,109
Total adjusted expenses	616	651	617	652	678	1,764	1,947
Adjusted earnings before provision for income tax	94	60	109	128	116	295	353
Provision for income tax expense (benefit)	24	1	26	28	28	71	82
Adjusted earnings	70	59	83	100	88	224	271
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	70	59	83	100	88	224	271
Less: Total notable items	(5)	—	—	—	(1)	(5)	(1)
Adjusted earnings available to common shareholders, excluding total notable items	$75	$59	$83	$100	$89	$229	$272

Adjusted premiums, fees and other revenues	$655	$652	$668	$719	$727	$1,896	$2,114

EMEA
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$109	$112	$109	$111	$111
Pension, postretirement and postemployment benefit costs	2	2	1	(3)	2
Premium taxes, other taxes, and licenses & fees	6	7	6	6	7
Commissions and other variable expenses	225	246	239	253	267
Adjusted other expenses	$342	$367	$355	$367	$387
Adjusted other expenses, net of adjusted capitalization of DAC	$223	$243	$229	$231	$236
Adjusted other expenses, on a constant currency basis	$347	$380	$370	$371	$387
Adjusted other expenses, net of adjusted capitalization of DAC, on a constant currency basis	$226	$252	$238	$233	$236

OTHER INFORMATION
	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Adjusted premiums, fees and other revenues	$655	$652	$668	$719	$727
Adjusted earnings available to common shareholders	$70	$59	$83	$100	$88
Adjusted earnings available to common shareholders, excluding total notable items	$75	$59	$83	$100	$89

Adjusted premiums, fees and other revenues, on a constant currency basis	$668	$676	$699	$727	$727
Adjusted earnings available to common shareholders, on a constant currency basis	$71	$60	$87	$101	$88
Adjusted earnings available to common shareholders, excluding total notable items, on a constant currency basis	$76	$60	$87	$101	$89
Total sales, on a constant currency basis	$243	$251	$320	$310	$301

METLIFE HOLDINGS STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$673	$702	$657	$624	$621	$2,078	$1,902
Universal life and investment-type product policy fees	80	74	86	80	74	252	240
Net investment income	981	978	989	964	1,025	3,007	2,978
Other revenues	40	39	37	36	34	127	107
Total adjusted revenues	1,774	1,793	1,769	1,704	1,754	5,464	5,227

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	1,221	1,230	1,200	1,164	1,152	3,724	3,516
Policyholder liability remeasurement (gains) losses	(35)	—	16	16	4	2	36
Interest credited to policyholder account balances	84	97	88	90	89	293	267
Capitalization of DAC	(4)	(4)	(4)	(3)	(1)	(13)	(8)
Amortization of DAC, VOBA and negative VOBA	58	55	55	53	53	174	161
Interest expense on debt	4	3	3	3	3	11	9
Other expenses	220	223	221	204	202	663	627
Total adjusted expenses	1,548	1,604	1,579	1,527	1,502	4,854	4,608
Adjusted earnings before provision for income tax	226	189	190	177	252	610	619
Provision for income tax expense (benefit)	44	36	36	33	49	116	118
Adjusted earnings	182	153	154	144	203	494	501
Preferred stock dividends	—	—	—	—	—	—	—
Adjusted earnings available to common shareholders	182	153	154	144	203	494	501
Less: Total notable items	12	—	—	—	13	12	13
Adjusted earnings available to common shareholders, excluding total notable items	$170	$153	$154	$144	$190	$482	$488

Adjusted premiums, fees and other revenues	$793	$815	$780	$740	$729	$2,457	$2,249

METLIFE HOLDINGS
FUTURE POLICY BENEFITS (1)

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$1,606	$1,515	$1,493	$1,466	$1,457
Life and Other	53,096	52,918	52,584	52,368	52,085
Long-Term Care	15,657	14,537	14,716	14,803	15,309
Balance, end of period (at balance sheet discount rate)	$70,359	$68,970	$68,793	$68,637	$68,851

Less:
Annuities	$(5)	$(63)	$(51)	$(43)	$(26)
Life and Other	31	(34)	(26)	(26)	(10)
Long-Term Care	339	(919)	(872)	(922)	(547)
Accumulated other comprehensive (income) loss	$365	$(1,016)	$(949)	$(991)	$(583)

Annuities	$1,611	$1,578	$1,544	$1,509	$1,483
Life and Other	53,065	52,952	52,610	52,394	52,095
Long-Term Care	15,318	15,456	15,588	15,725	15,856
Balance, end of period (at original discount rate)	$69,994	$69,986	$69,742	$69,628	$69,434

Future policy benefits subject to reinsurance (at balance sheet discount rate) (2)
Annuities	$1,505	$1,393	$1,370	$1,345	$1,326
Life and Other	$2,398	$2,410	$2,421	$2,455	$2,474
Long-Term Care	$—	$—	$—	$—	$—

POLICYHOLDER ACCOUNT BALANCES

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$10,437	$10,142	$9,859	$9,625	$9,451
Life and Other	11,284	11,132	10,986	10,849	10,716
Balance, end of period	$21,721	$21,274	$20,845	$20,474	$20,167

Policyholder account balances subject to reinsurance (2)
Annuities	$3,124	$3,027	$2,930	$2,848	$2,761
Life and Other	$6,410	$6,357	$6,301	$6,240	$6,178

MARKET RISK BENEFITS

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$2,608	$2,069	$2,377	$2,214	$2,114
Balance, end of period	$2,608	$2,069	$2,377	$2,214	$2,114

Market risk benefits subject to reinsurance (2)	$—	$—	$—	$—	$—

SEPARATE ACCOUNT LIABILITIES

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Annuities	$29,349	$27,829	$26,296	$27,188	$27,355
Life and Other	7,049	7,065	6,393	7,022	7,317
Balance, end of period	$36,398	$34,894	$32,689	$34,210	$34,672

Separate account liabilities subject to reinsurance (3)
Annuities	$83	$79	$73	$77	$77
Life and Other	$6,226	$6,244	$5,852	$6,429	$6,688

(1) Includes participating life contracts, additional liabilities for annuitization, death and other insurance benefits, as well as DPL.
(2) Included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.
(3) Separate account assets retained by MetLife; these amounts are not included in premiums, reinsurance and other receivables on MetLife, Inc.'s consolidated balance sheets.

METLIFE HOLDINGS
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Direct and allocated expenses	$159	$166	$168	$158	$154
Pension, postretirement and postemployment benefit costs	6	7	6	7	7
Premium taxes, other taxes, and licenses & fees	20	15	16	12	14
Commissions and other variable expenses	35	35	31	27	27
Adjusted other expenses	$220	$223	$221	$204	$202

OTHER INFORMATION

	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Lapse Ratio (1)
Traditional life	6.2%	5.8%	5.9%	6.0%	6.0%
Variable annuity	12.8%	12.9%	12.8%	12.5%	12.3%

(1) Lapse ratios are calculated based on the average of the most recent 12 months of experience.

CORPORATE & OTHER STATEMENTS OF ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Adjusted revenues
Premiums	$(6)	$(11)	$9	$8	$11	$15	$28
Universal life and investment-type product policy fees	—	1	1	—	—	1	1
Net investment income	96	126	71	67	70	297	208
Other revenues	98	103	102	118	122	293	342
Total adjusted revenues	188	219	183	193	203	606	579

Adjusted expenses
Policyholder benefits and claims and policyholder dividends	—	(10)	9	9	9	17	27
Policyholder liability remeasurement (gains) losses	—	—	—	—	—	—	—
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of DAC	(1)	(3)	(3)	(3)	(5)	(7)	(11)
Amortization of DAC, VOBA and negative VOBA	3	4	2	2	3	6	7
Interest expense on debt	245	247	248	258	261	744	767
Other expenses	164	165	174	176	205	546	555
Total adjusted expenses	411	403	430	442	473	1,306	1,345
Adjusted earnings before provision for income tax	(223)	(184)	(247)	(249)	(270)	(700)	(766)
Provision for income tax expense (benefit)	(41)	(17)	(65)	(47)	(48)	(158)	(160)
Adjusted earnings	(182)	(167)	(182)	(202)	(222)	(542)	(606)
Preferred stock dividends	67	32	66	31	66	168	163
Adjusted earnings available to common shareholders	(249)	(199)	(248)	(233)	(288)	(710)	(769)
Less: Total notable items	—	10	—	—	—	—	—
Adjusted earnings available to common shareholders, excluding total notable items	$(249)	$(209)	$(248)	$(233)	$(288)	$(710)	$(769)

Adjusted premiums, fees and other revenues	$92	$93	$112	$126	$133	$309	$371

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS BY SOURCE
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Business activities	$20	$16	$9	$29	$38	$56	$76
Net investment income	96	126	78	73	74	290	225
Interest expense on debt	(256)	(257)	(258)	(269)	(271)	(776)	(798)
Corporate initiatives and projects	(8)	(12)	(10)	(13)	(11)	(21)	(34)
Other	(75)	(57)	(66)	(69)	(100)	(249)	(235)
Provision for income tax (expense) benefit and other tax-related items	41	17	65	47	48	158	160
Preferred stock dividends	(67)	(32)	(66)	(31)	(66)	(168)	(163)
Adjusted earnings available to common shareholders	$(249)	$(199)	$(248)	$(233)	$(288)	$(710)	$(769)

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
This yield table presentation is consistent with how we measure our investment performance for management purposes, and we believe it enhances understanding of our investment portfolio results. Reinsurance adjustments have been excluded from the amounts within this table.
	At or For the Three Months Ended					At or For the Year-to-Date Period Ended
Unaudited (In millions, except yields)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Fixed Maturity Securities
Yield (1)	4.52%	4.47%	4.36%	4.61%	4.61%	4.43%	4.53%
Investment income (2), (3)	$3,357	$3,326	$3,259	$3,517	$3,485	$9,763	$10,261
Investment gains (losses)	(157)	(245)	(244)	(124)	(150)	(488)	(518)
Ending carrying value (4)	295,460	280,227	290,416	297,565	296,663	295,460	296,663
Net Mortgage Loans
Yield (1)	5.32%	5.28%	5.21%	5.12%	5.22%	5.29%	5.18%
Investment income (3)	1,097	1,085	1,056	1,026	1,009	3,293	3,091
Investment gains (losses)	(156)	(53)	(159)	(288)	(65)	(232)	(512)
Ending carrying value (5)	82,773	81,460	80,581	79,848	76,896	82,773	76,896
Real Estate and Real Estate Joint Ventures
Yield (1)	1.67%	1.47%	4.01%	3.47%	1.83%	(0.65)%	3.09%
Investment income	57	50	134	120	63	(65)	317
Investment gains (losses)	128	70	(40)	3	47	175	10
Ending carrying value	13,731	13,342	13,481	14,007	13,932	13,731	13,932
Policy Loans
Yield (1)	5.72%	5.67%	5.38%	5.64%	5.76%	5.57%	5.59%
Investment income	116	114	107	113	115	339	335
Ending carrying value	8,822	8,545	8,663	8,664	8,589	8,822	8,589
Equity Securities
Yield (1)	3.47%	3.23%	6.16%	2.30%	3.46%	4.79%	3.98%
Investment income	4	5	9	3	4	18	16
Investment gains (losses)	(31)	4	(12)	45	17	(22)	50
Ending carrying value	746	712	747	790	788	746	788
Other Limited Partnership Interests
Yield (1)	2.45%	7.05%	6.22%	3.46%	11.89%	6.62%	7.22%
Investment income	87	252	222	122	431	713	775
Investment gains (losses)	3	1	(1)	21	4	(56)	24
Ending carrying value (6)	14,186	14,367	14,125	14,265	14,726	14,186	14,726
Cash and Cash Equivalents and Short-term Investments
Yield (1)	5.23%	4.97%	4.42%	4.19%	4.36%	5.06%	4.32%
Investment income	257	249	224	232	239	712	695
Investment gains (losses)	(46)	18	(9)	(38)	13	16	(34)
Ending carrying value (7)	26,374	25,018	26,862	27,432	25,853	26,374	25,853
Other Invested Assets
Investment income	312	368	365	218	241	1,046	824
Investment gains (losses)	56	23	4	25	(76)	23	(47)
Ending carrying value (8)	19,706	18,504	17,470	16,350	16,871	19,706	16,871
Total Investments
Investment income yield (1)	4.75%	4.87%	4.82%	4.73%	4.99%	4.77%	4.85%
Investment fees and expenses yield (1)	(0.13)%	(0.13)%	(0.15)%	(0.13)%	(0.13)%	(0.14)%	(0.14)%
Net Investment Income Yield (1)	4.62%	4.74%	4.67%	4.60%	4.86%	4.63%	4.71%
Investment income	$5,287	$5,449	$5,376	$5,351	$5,587	$15,819	$16,314
Investment fees and expenses	(144)	(147)	(162)	(149)	(147)	(448)	(458)
Net investment income including divested businesses	5,143	5,302	5,214	5,202	5,440	15,371	15,856
Less: Net investment income from divested businesses	—	1	1	—	—	—	1
Adjusted Net Investment Income (9)	$5,143	$5,301	$5,213	$5,202	$5,440	$15,371	$15,855
Ending Carrying Value	$461,798	$442,175	$452,345	$458,921	$454,318	$461,798	$454,318
Investment Portfolio Gains (Losses) (10)	$(203)	$(182)	$(461)	$(356)	$(210)	$(584)	$(1,027)
Gross investment gains	368	316	142	204	373	944	719
Gross investment losses	(417)	(386)	(423)	(264)	(269)	(1,310)	(956)
Net credit loss (provision) release and (impairments)	(154)	(112)	(180)	(296)	(314)	(218)	(790)
Investment Portfolio Gains (Losses) (10)	(203)	(182)	(461)	(356)	(210)	(584)	(1,027)
Investment portfolio gains (losses) income tax (expense) benefit	56	59	116	94	41	154	251
Investment Portfolio Gains (Losses), Net of Income Tax	$(147)	$(123)	$(345)	$(262)	$(169)	$(430)	$(776)

Derivative Gains (Losses) (10)	619	(1,159)	344	(892)	(746)	(1,254)	(1,294)
Derivative gains (losses) income tax (expense) benefit	(206)	314	(99)	181	193	291	275
Derivative Gains (Losses), Net of Income Tax	$413	$(845)	$245	$(711)	$(553)	$(963)	$(1,019)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

		September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025
Unaudited (In millions, except ratios)		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate		$84,851	28.9%	$78,584	28.2%	$80,316	27.7%	$81,562	27.5%	$81,720	27.7%
Foreign corporate		56,752	19.3%	53,354	19.1%	55,083	19.1%	58,792	19.9%	57,798	19.6%
Foreign government		44,132	15.0%	39,895	14.3%	40,892	14.2%	42,097	14.2%	41,610	14.1%
Residential mortgage-backed		35,264	12.0%	34,135	12.3%	39,083	13.5%	40,764	13.8%	41,292	14.0%
U.S. government and agency		34,676	11.8%	33,350	12.0%	33,535	11.6%	32,463	11.0%	32,315	11.0%
Asset-backed securities and collateralized loan obligations		17,520	6.0%	20,390	7.3%	20,748	7.2%	20,929	7.1%	20,313	6.9%
Municipals		10,798	3.7%	9,762	3.5%	9,764	3.4%	9,802	3.3%	10,486	3.6%
Commercial mortgage-backed		9,786	3.3%	9,182	3.3%	9,388	3.3%	9,428	3.2%	9,245	3.1%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance adjustments		$293,779	100.0%	$278,652	100.0%	$288,809	100.0%	$295,837	100.0%	$294,779	100.0%
Reinsurance adjustments		—		2,391		2,926		2,900		9,866
Fixed Maturity Securities Available-For-Sale		$293,779		$281,043		$291,735		$298,737		$304,645

NRSRO	NAIC
RATING	DESIGNATION
Aaa / Aa / A	1	$203,560	69.3%	$192,099	68.9%	$199,468	69.1%	$203,465	68.8%	$202,215	68.7%
Baa	2	77,031	26.2%	74,345	26.7%	77,112	26.7%	80,262	27.1%	80,465	27.3%
Ba	3	9,666	3.3%	8,680	3.1%	8,674	3.0%	8,566	2.9%	8,364	2.8%
B	4	3,131	1.1%	3,035	1.1%	3,198	1.1%	3,260	1.1%	3,379	1.1%
Caa and lower	5	331	0.1%	425	0.2%	291	0.1%	204	0.1%	258	0.1%
In or near default	6	60	—%	68	—%	66	—%	80	—%	98	—%
Fixed Maturity Securities Available-For-Sale, excluding Reinsurance adjustments		$293,779	100.0%	$278,652	100.0%	$288,809	100.0%	$295,837	100.0%	$294,779	100.0%
Reinsurance adjustments		—		2,391		2,926		2,900		9,866
Fixed Maturity Securities Available-For-Sale (11)		$293,779		$281,043		$291,735		$298,737		$304,645

GROSS UNREALIZED GAINS AND LOSSES:
FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

Unaudited (In millions)		September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025

Gross unrealized gains		$8,093		$4,965		$5,398		$6,192		$7,130
Gross unrealized losses		23,558		31,041		28,891		28,951		26,495
Net Unrealized Gains (Losses), excluding Reinsurance adjustments		$(15,465)		$(26,076)		$(23,493)		$(22,759)		$(19,365)
Reinsurance adjustments		—		(142)		(109)		(88)		(575)
Net Unrealized Gains (Losses)		$(15,465)		$(26,218)		$(23,602)		$(22,847)		$(19,940)

See footnotes on Page 29.

INVESTMENTS
SUMMARY OF NET MORTGAGE LOANS (5)

Unaudited (In millions)	September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025

Commercial mortgage loans	$50,478		$48,967		$47,890		$46,674		$44,953
Agricultural mortgage loans	19,210		19,030		18,779		18,993		18,045
Residential mortgage loans	13,844		14,186		14,783		15,286		14,968
Total	83,532		82,183		81,452		80,953		77,966
Allowance for credit loss	(759)		(723)		(871)		(1,105)		(1,070)
Net mortgage loans, excluding Reinsurance adjustments	$82,773		$81,460		$80,581		$79,848		$76,896
Reinsurance adjustments	—		85		82		78		2,270
Net Mortgage Loans	$82,773		$81,545		$80,663		$79,926		$79,166

SUMMARY OF NET COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE (5)

	September 30, 2024		December 31, 2024		March 31, 2025		June 30, 2025		September 30, 2025
Unaudited (In millions, except ratios)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,745	17.3%	$8,738	17.8%	$8,677	18.1%	$8,611	18.4%	$8,617	19.2%
Non-U.S.	8,593	17.0%	7,901	16.1%	7,802	16.3%	7,839	16.8%	7,555	16.8%
Middle Atlantic	6,999	13.9%	6,938	14.2%	6,877	14.4%	6,561	14.1%	6,369	14.2%
South Atlantic	6,459	12.8%	5,890	12.0%	5,796	12.1%	5,630	12.1%	5,321	11.8%
West South Central	3,455	6.9%	3,228	6.6%	3,214	6.7%	3,274	7.0%	3,195	7.1%
Mountain	2,217	4.4%	2,317	4.7%	2,455	5.1%	2,470	5.3%	2,369	5.3%
New England	2,838	5.6%	2,680	5.5%	2,501	5.2%	2,386	5.1%	2,340	5.2%
East North Central	1,543	3.1%	1,453	3.0%	1,453	3.0%	1,460	3.1%	1,398	3.1%
East South Central	608	1.2%	481	1.0%	481	1.0%	476	1.0%	453	1.0%
West North Central	472	0.9%	410	0.8%	408	0.9%	407	0.9%	405	0.9%
Multi-Region and Other	8,549	16.9%	8,931	18.3%	8,226	17.2%	7,560	16.2%	6,931	15.4%
Total, excluding Reinsurance adjustments	$50,478	100.0%	$48,967	100.0%	$47,890	100.0%	$46,674	100.0%	$44,953	100.0%
Reinsurance adjustments	—		82		82		78		735
Total	$50,478		$49,049		$47,972		$46,752		$45,688

Office	$18,861	37.4%	$18,269	37.3%	$18,134	37.9%	$17,912	38.4%	$17,253	38.4%
Apartment	10,750	21.3%	10,472	21.4%	10,549	22.0%	9,899	21.2%	9,713	21.6%
Retail	7,273	14.4%	6,612	13.5%	6,502	13.6%	6,768	14.5%	6,505	14.5%
Single Family Rental	5,141	10.2%	5,355	10.9%	4,844	10.1%	4,780	10.2%	4,481	9.9%
Industrial	5,313	10.5%	4,999	10.2%	4,506	9.4%	3,942	8.5%	3,764	8.4%
Hotel	3,051	6.0%	3,178	6.5%	3,268	6.8%	3,285	7.0%	3,151	7.0%
Other	89	0.2%	82	0.2%	87	0.2%	88	0.2%	86	0.2%
Total, excluding Reinsurance adjustments	$50,478	100.0%	$48,967	100.0%	$47,890	100.0%	$46,674	100.0%	$44,953	100.0%
Reinsurance adjustments	—		82		82		78		735
Total	$50,478		$49,049		$47,972		$46,752		$45,688

See footnotes on Page 29.

INVESTMENTS FOOTNOTES

(1)We calculate annualized yields using adjusted net investment income as a percent of average quarterly asset carrying values. Adjusted net investment income excludes realized gains and losses from sales and disposals, includes the impact of changes in foreign currency exchange rates and reflects the adjustments described on Page A-7 and presented on Page A-1. Asset carrying values utilized in the calculation of yields exclude unrecognized unrealized gains (losses), mortgage loans originated for third parties, Reinsurance adjustments, collateral received in connection with our securities lending program, annuities funding structured settlement claims, freestanding derivative assets, collateral received from derivative counterparties and contractholder-directed equity securities. Invested assets reclassified to held-for-sale and ceded policy loans are included in the calculation of yields, but are otherwise excluded from asset carrying values. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)Fixed maturity securities includes investment income related to fair value option securities of $76 million, $22 million, ($20) million, $107 million and $99 million for the three months ended September 30, 2024, December 31, 2024, March 31, 2025, June 30, 2025 and September 30, 2025, respectively, and $183 million and $186 million for the year-to-date period ended September 30, 2024 and September 30, 2025, respectively.

(3)Investment income from fixed maturity securities and net mortgage loans includes prepayment fees.
(4)The following table presents a reconciliation to ending carrying value presented for fixed maturity securities.
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Fixed maturity securities available-for-sale	$293,779	$281,043	$291,735	$298,737	$304,645
Less: Reinsurance adjustments	—	2,391	2,926	2,900	9,866
Fixed maturity securities available-for-sale, excluding Reinsurance adjustments	$293,779	$278,652	$288,809	$295,837	$294,779
Add: Fair value option securities	1,681	1,575	1,607	1,728	1,884
Fixed maturity securities, excluding Reinsurance adjustments	$295,460	$280,227	$290,416	$297,565	$296,663

(5)The following table presents a reconciliation to ending carrying value presented for net mortgage loans.
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Mortgage Loans	$90,415	$89,012	$87,908	$86,868	$85,843
Less: Mortgage loans originated for third parties, net of ACL	7,642	7,467	7,245	6,942	6,677
Net mortgage loans	$82,773	$81,545	$80,663	$79,926	$79,166
Less: Reinsurance adjustments	—	85	82	78	2,270
Net mortgage loans, excluding Reinsurance adjustments	$82,773	$81,460	$80,581	$79,848	$76,896

(6)The following table presents a reconciliation to ending carrying value presented for other limited partnership interests.
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Other limited partnership interests	$14,186	$14,378	$14,137	$14,279	$14,741
Less: Reinsurance adjustments	—	11	12	14	15
Other limited partnership interests, excluding Reinsurance adjustments	$14,186	$14,367	$14,125	$14,265	$14,726

(7)The following table presents a reconciliation to ending carrying value presented for cash and cash equivalents and short-term investments.
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Cash and cash equivalents and short-term investments	$26,374	$25,224	$26,869	$27,478	$26,195
Less: Reinsurance adjustments	—	206	7	46	342
Cash and cash equivalents and short-term investments, excluding Reinsurance adjustments	$26,374	$25,018	$26,862	$27,432	$25,853

(8)The following table presents a reconciliation to ending carrying value presented for other invested assets.
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
Other invested assets	$19,706	$18,504	$17,470	$16,352	$16,932
Less: Reinsurance adjustments	—	—	—	2	61
Other invested assets, excluding Reinsurance adjustments	$19,706	$18,504	$17,470	$16,350	$16,871

(9)Adjusted net investment income reflects the adjustments as presented on Page 5.
(10)Investment portfolio gains (losses) and Derivative gains (losses) reflect the non-GAAP adjustments as presented below:
	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Net investment gains (losses)	$(77)	$(311)	$(387)	$(273)	$(325)	$(873)	$(985)
Less: Non-investment portfolio gains (losses)	188	(122)	65	86	(88)	(214)	63
Less: Provision for credit loss on certain mortgage loans originated for third parties	4	11	(34)	20	(75)	(15)	(89)
Add: Joint venture adjustments (12)	66	16	(42)	16	(53)	66	(79)
Less: Reinsurance adjustments	—	—	—	—	(1)	—	(1)
Less: Other adjustments, excluding Reinsurance adjustments (12)	—	(2)	1	(7)	(4)	6	(10)
Investment portfolio gains (losses)	$(203)	$(182)	$(461)	$(356)	$(210)	$(584)	$(1,027)

	For the Three Months Ended					For the Year-to-Date Period Ended
	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Net derivative gains (losses)	$767	$(903)	$432	$(796)	$(929)	$(720)	$(1,293)
Less: Investment hedge adjustments	129	127	103	102	100	477	305
Add: Joint venture adjustments (12)	—	—	—	—	45	—	45
Less: Reinsurance adjustments	—	110	(35)	(22)	(247)	—	(304)
Less: Other adjustments, excluding Reinsurance adjustments (12)	19	19	20	16	9	57	45
Derivative gains (losses)	$619	$(1,159)	$344	$(892)	$(746)	$(1,254)	$(1,294)

(11)Fixed maturity securities available-for-sale are presented by NRSRO rating and the applicable NAIC designation from the NAIC published comparison of NRSRO ratings to NAIC designations, except for (i) non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6. NRSRO ratings are based on availability of applicable ratings. If no NRSRO rating is available, then an internally developed rating is used. Over time, credit ratings and designations can migrate, up or down, through the NRSRO's and NAIC's continuous monitoring process. Amounts presented for non-agency RMBS and CMBS are presented using NAIC designations for modeled securities. The NAIC evaluates non-agency RMBS and CMBS held by insurers on an annual basis. When we acquire non-agency RMBS and CMBS that have not been previously evaluated by the NAIC, an internally developed designation is used until a NAIC designation becomes available. NAIC designations are generally similar to the credit quality ratings of the NRSRO, except for (i) non-agency RMBS and CMBS and (ii) securities rated Ca or C by NRSROs that are designated NAIC 6; accordingly, NAIC designations may not correspond to NRSRO ratings.

(12)Certain amounts in prior periods are reclassified to conform to current period presentation.

Appendix

APPENDIX METLIFE RECONCILIATION DETAIL

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025

Reconciliation to Adjusted Earnings Available to Common Shareholders
Net income (loss) available to MetLife, Inc.'s common shareholders	$1,275	$1,239	$879	$698	$818	$2,987	$2,395
Add: Preferred stock dividends	67	32	66	31	66	168	163
Add: Preferred stock redemption premium	—	—	—	—	12	—	12
Add: Net income (loss) attributable to noncontrolling interests	(1)	4	5	6	6	14	17
Net income (loss)	1,341	1,275	950	735	902	3,169	2,587
Less: adjustments from net income (loss) to adjusted earnings:
Net investment gains (losses)	(77)	(311)	(387)	(273)	(325)	(873)	(985)
Net derivative gains (losses)	767	(903)	432	(796)	(929)	(720)	(1,293)
Market risk benefit remeasurement gains (losses)	(531)	764	(299)	277	263	345	241
Premiums - Divested businesses	16	15	4	3	—	16	7
Universal life and investment-type product policy fees - Divested businesses	—	—	—	—	—	—	—
Net investment income
Investment hedge adjustments	(129)	(127)	(103)	(102)	(100)	(477)	(305)
Joint venture adjustments	66	16	(42)	16	(8)	66	(34)
Unit-linked contract income	147	183	(227)	498	580	908	851
Reinsurance adjustments	—	31	43	47	177	—	267
Divested businesses	—	1	1	—	—	—	1
Other revenues
Asymmetrical and non-economic accounting	50	34	36	42	78	124	156
Other adjustments	(14)	(11)	(15)	(16)	(15)	(37)	(46)
Divested businesses	—	—	—	—	2	—	2
Policyholder benefits and claims and policyholder dividends
Asymmetrical and non-economic accounting	7	(51)	(75)	(1)	52	(168)	(24)
Market volatility	52	49	44	40	49	207	133
Divested businesses	(9)	(10)	(1)	1	(1)	(9)	(1)
Policyholder liability remeasurement (gains) losses
Asymmetrical and non-economic accounting	—	—	—	—	(2)	—	(2)
Divested businesses	—	—	—	—	—	—	—
Interest credited to policyholder account balances
Asymmetrical and non-economic accounting	(79)	5	(64)	(30)	(68)	(108)	(162)
Unit-linked contract costs	(143)	(185)	234	(486)	(578)	(896)	(830)
Divested businesses	—	—	—	—	—	—	—
Capitalization of DAC - Divested businesses	—	—	—	—	—	—	—
Amortization of DAC, VOBA and negative VOBA - Divested businesses	—	—	—	—	—	—	—
Interest expense on debt - Divested businesses	—	—	—	—	—	—	—
Other expenses
Reinsurance adjustments	—	(30)	(42)	(45)	(135)	—	(222)
Other adjustments, excluding Reinsurance adjustments	(12)	(25)	(19)	(21)	(2)	(24)	(42)
Divested businesses	(17)	(13)	(8)	(7)	(9)	(25)	(24)
Goodwill impairment	—	—	—	—	—	—	—
Provision for income tax (expense) benefit	(195)	352	23	195	223	335	441
Adjusted earnings	1,442	1,491	1,415	1,393	1,650	4,505	4,458
Less: Preferred stock dividends	67	32	66	31	66	168	163
Adjusted earnings available to common shareholders	$1,375	$1,459	$1,349	$1,362	$1,584	$4,337	$4,295

APPENDIX METLIFE NOTABLE ITEMS (1)

METLIFE TOTAL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$16	$—	$—	$—	$89	$16	$89
Litigation reserves and settlement costs	—	(47)	—	—	—	—	—
Tax adjustments	—	57	—	—	(71)	—	(71)
Total notable items	$16	$10	$—	$—	$18	$16	$18

GROUP BENEFITS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$(58)	$—	$—	$—	$(2)	$(58)	$(2)
Total notable items	$(58)	$—	$—	$—	$(2)	$(58)	$(2)

RIS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$104	$—	$—	$—	$13	$104	$13
Total notable items	$104	$—	$—	$—	$13	$104	$13

(1)These notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife's results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results.

APPENDIX METLIFE NOTABLE ITEMS (CONTINUED)

ASIA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$(41)	$—	$—	$—	$70	$(41)	$70
Total notable items	$(41)	$—	$—	$—	$70	$(41)	$70

LATIN AMERICA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$4	$—	$—	$—	$(4)	$4	$(4)
Tax adjustments	—	—	—	—	(71)	—	(71)
Total notable items	$4	$—	$—	$—	$(75)	$4	$(75)

EMEA
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$(5)	$—	$—	$—	$(1)	$(5)	$(1)
Total notable items	$(5)	$—	$—	$—	$(1)	$(5)	$(1)

METLIFE HOLDINGS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Actuarial assumption review and other insurance adjustments	$12	$—	$—	$—	$13	$12	$13
Total notable items	$12	$—	$—	$—	$13	$12	$13

CORPORATE & OTHER
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025	September 30, 2024	September 30, 2025
Litigation reserves and settlement costs	$—	$(47)	$—	$—	$—	$—	$—
Tax adjustments	—	57	—	—	—	—	—
Total notable items	$—	$10	$—	$—	$—	$—	$—

APPENDIX METLIFE EQUITY DETAILS, BOOK VALUE DETAILS AND RETURN ON EQUITY

Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Total MetLife, Inc.'s stockholders' equity	$30,885	$27,445	$27,493	$27,685	$28,944
Less: Preferred stock	3,818	3,818	3,818	3,818	2,830
MetLife, Inc.'s common stockholders' equity	27,067	23,627	23,675	23,867	26,114
Less: Unrealized investment gains (losses), net of related offsets and income tax	(11,239)	(19,402)	(17,329)	(16,484)	(14,667)
Deferred gains (losses) on derivatives, net of income tax	(292)	370	179	(1,466)	(1,239)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	2,004	6,529	5,334	5,876	6,028
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	4	(71)	(31)	(64)	(83)
Defined benefit plans adjustment, net of income tax	(1,371)	(1,442)	(1,416)	(1,407)	(1,390)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	(129)	(100)	(83)	92
Total MetLife, Inc.'s adjusted common stockholders' equity	37,961	37,772	37,038	37,495	37,373
Less: Accumulated year-to-date total notable items, net of income tax (2)	16	26	—	—	18
Total MetLife, Inc.'s adjusted common stockholders' equity, excluding total notable items (2)	$37,945	$37,746	$37,038	$37,495	$37,355

Unaudited (In millions, except per share data)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Book value per common share	$39.02	$34.28	$35.16	$35.79	$39.52
Less: Unrealized investment gains (losses), net of related offsets and income tax	(16.20)	(28.15)	(25.74)	(24.72)	(22.20)
Deferred gains (losses) on derivatives, net of income tax	(0.42)	0.54	0.27	(2.20)	(1.88)
Future policy benefits discount rate remeasurement gains (losses), net of income tax	2.89	9.46	7.92	8.81	9.12
Market risk benefits instrument-specific credit risk remeasurement gains (losses), net of income tax	0.01	(0.10)	(0.05)	(0.10)	(0.13)
Defined benefit plans adjustment, net of income tax	(1.98)	(2.09)	(2.10)	(2.11)	(2.10)
Estimated fair value of certain ceded reinsurance-related embedded derivatives, net of income tax (1)	—	(0.19)	(0.15)	(0.12)	0.14
Adjusted book value per common share	$54.72	$54.81	$55.01	$56.23	$56.57

Common shares outstanding, end of period	693.7	689.2	673.3	666.8	660.7

	For the Three Months Ended (3)
Unaudited (In millions, except ratios)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025

Return on MetLife, Inc.'s:
Common stockholders' equity	20.2%	19.6%	14.9%	11.7%	13.1%

Adjusted return on MetLife, Inc.'s:
Adjusted common stockholders' equity	14.6%	15.4%	14.4%	14.6%	16.9%
Adjusted common stockholders' equity, excluding total notable items (2)	14.4%	15.3%	14.4%	14.6%	16.7%

Average common stockholders' equity	$25,251	$25,347	$23,651	$23,771	$24,991
Average adjusted common stockholders' equity	$37,673	$37,867	$37,405	$37,267	$37,434
Average adjusted common stockholders' equity, excluding total notable items (2)	$37,665	$37,846	$37,405	$37,267	$37,425

(1)Ceded reinsurance-related embedded derivatives excluded are those where the total return on a portfolio of invested assets is passed through to the reinsurers.

(2)Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its business plan. Notable items also include certain items regardless of the extent anticipated in the business plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. Notable items can affect MetLife’s results either positively or negatively. See Pages A-2 and A-3 for further detail.

(3) Annualized using quarter-to-date results.

APPENDIX METLIFE ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, OTHER EXPENSES AND ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - CONSTANT CURRENCY BASIS

ADJUSTED PREMIUMS, FEES AND OTHER REVENUES, ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GROUP BENEFITS (1)	$6,146	$6,184	$6,430	$6,446	$6,306
RIS (1)	1,579	3,620	2,430	1,355	1,186
ASIA	1,704	1,666	1,728	1,685	1,717
LATIN AMERICA	1,498	1,515	1,600	1,672	1,663
EMEA	668	676	699	727	727
METLIFE HOLDINGS (1)	793	815	780	740	729
CORPORATE & OTHER (1)	92	93	112	126	133
Adjusted premiums, fees and other revenues, on a constant currency basis	$12,480	$14,569	$13,779	$12,751	$12,461
Adjusted premiums, fees and other revenues	$12,471	$14,437	$13,614	$12,719	$12,461

ASIA (including operating joint ventures) (2), (3)	$2,240	$2,075	$2,759	$2,422	$2,548

OTHER EXPENSES ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GROUP BENEFITS (1)	$1,007	$1,041	$1,071	$1,048	$1,033
RIS (1)	183	166	149	143	150
ASIA	758	783	773	802	830
LATIN AMERICA	486	534	513	499	615
EMEA	347	380	370	371	387
METLIFE HOLDINGS (1)	220	223	221	204	202
CORPORATE & OTHER (1)	164	165	174	176	205
Adjusted other expenses, on a constant currency basis	$3,165	$3,292	$3,271	$3,243	$3,422
Adjusted other expenses	$3,159	$3,232	$3,202	$3,236	$3,422

ASIA (including operating joint ventures) (2), (4)	$876	$876	$899	$915	$965

ADJUSTED EARNINGS AVAILABLE TO COMMON SHAREHOLDERS ON A CONSTANT CURRENCY BASIS

	For the Three Months Ended
Unaudited (In millions)	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025	September 30, 2025
GROUP BENEFITS (1)	$373	$416	$367	$400	$455
RIS (1)	472	386	401	368	436
ASIA	305	446	380	349	543
LATIN AMERICA	222	213	233	241	147
EMEA	71	60	87	101	88
METLIFE HOLDINGS (1)	182	153	154	144	203
CORPORATE & OTHER (1)	(249)	(199)	(248)	(233)	(288)
Adjusted earnings available to common shareholders, on a constant currency basis	$1,376	$1,475	$1,374	$1,370	$1,584
Adjusted earnings available to common shareholders	$1,375	$1,459	$1,349	$1,362	$1,584

(1) Amounts on a reported basis, as constant currency impact is not significant.

(2) Adjusted premiums, fees and other revenues as well as other expenses for operating joint ventures are reported as part of net investment income on the statements of adjusted earnings available to common shareholders on Page 16.

(3) Includes MetLife, Inc.'s share of adjusted premiums, fees and other revenues for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.
(4) Includes MetLife, Inc.'s share of adjusted other expenses for operating joint ventures in: (i) China, (ii) India, (iii) Malaysia and (iv) Vietnam, on the basis of proportional consolidation and MetLife's percentage ownership. These operating joint ventures are accounted for using the equity method of accounting under GAAP.

APPENDIX
METLIFE
NON-GAAP AND OTHER FINANCIAL DISCLOSURES

In this QFS, MetLife presents certain measures of its performance on a consolidated and segment basis that are not calculated in accordance with GAAP. MetLife believes that these non-GAAP financial measures enhance our investors' understanding of MetLife's performance by highlighting the results of operations and the underlying profitability drivers of the business. Segment-specific financial measures are calculated using only the portion of consolidated results attributable to that specific segment.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Comparable GAAP financial measures:
(i)	total adjusted revenues	(i)	total revenues
(ii)	total adjusted expenses	(ii)	total expenses
(iii)	adjusted premiums, fees and other revenues	(iii)	premiums, fees and other revenues
(iv)	adjusted premiums, fees and other revenues, excluding PRT	(iv)	premiums, fees and other revenues
(v)	adjusted net investment income	(v)	net investment income
(vi)	adjusted earnings	(vi)	net income (loss)
(vii)	adjusted earnings available to common shareholders	(vii)	net income (loss) available to MetLife, Inc.’s common shareholders
(viii)	adjusted earnings available to common shareholders, excluding total notable items	(viii)	net income (loss) available to MetLife, Inc.’s common shareholders
(ix)	adjusted earnings available to common shareholders per diluted common share	(ix)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(x)	adjusted earnings available to common shareholders, excluding total notable items, per diluted common share	(x)	net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share
(xi)	adjusted return on equity	(xi)	return on equity
(xii)	adjusted return on equity, excluding total notable items	(xii)	return on equity
(xiii)	investment portfolio gains (losses)	(xiii)	net investment gains (losses)
(xiv)	derivative gains (losses)	(xiv)	net derivative gains (losses)
(xv)	adjusted capitalization of DAC	(xv)	capitalization of DAC
(xvi)	total MetLife, Inc.’s adjusted common stockholders’ equity	(xvi)	total MetLife, Inc.’s stockholders’ equity
(xvii)	total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items	(xvii)	total MetLife, Inc.’s stockholders’ equity
(xviii)	adjusted book value per common share	(xviii)	book value per common share
(xix)	adjusted other expenses	(xix)	other expenses
(xx)	adjusted other expenses, net of adjusted capitalization of DAC	(xx)	other expenses, net of capitalization of DAC
(xxi)	adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses	(xxi)	other expenses, net of capitalization of DAC
(xxii)	adjusted expense ratio	(xxii)	expense ratio
(xxiii)	adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT	(xxiii)	expense ratio
(xxiv)	direct expenses	(xxiv)	other expenses
(xxv)	direct expenses, excluding total notable items related to direct expenses	(xxv)	other expenses
(xxvi)	direct expense ratio	(xxvi)	expense ratio
(xxvii)	direct expense ratio, excluding total notable items related to direct expenses and PRT	(xxvii)	expense ratio
(xxviii)	future policy benefits at original discount rate	(xxviii)	future policy benefits at balance sheet discount rate

Any of these financial measures shown on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and applied to the comparable prior period ("constant currency basis").

Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in this QFS and in this period’s earnings news release, which is available at MetLife's Investor Relations webpage (https://investor.metlife.com).

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
MetLife’s definitions of non-GAAP and other financial measures discussed in this QFS may differ from those used by other companies: Adjusted earnings and related measures
•	adjusted earnings;
•	adjusted earnings available to common shareholders;
•	adjusted earnings available to common shareholders, excluding total notable items;
•	adjusted earnings available to common shareholders per diluted common share;
•	adjusted earnings available to common shareholders, excluding total notable items per diluted common share; and
•	adjusted earnings available to common shareholders, on a constant currency basis.

Adjusted earnings is used by MetLife’s chief operating decision maker, its chief executive officer, to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is MetLife’s GAAP measure of segment performance. Adjusted earnings and related measures based on adjusted earnings are also the measures by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and related measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.

Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends.

Adjusted earnings, along with the related adjusted revenues, adjusted expenses and adjusted premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of (i) market volatility which could distort trends, (ii) asymmetrical and non-economic accounting, (iii) revenues and costs related to divested businesses, and (iv) other adjustments. Also, adjusted earnings and related measures exclude results of discontinued operations under GAAP.

Market volatility can have a significant impact on MetLife’s financial results. Adjusted earnings excludes net investment gains (losses), net derivative gains (losses), market risk benefit remeasurement gains (losses) and goodwill impairments. Further, net investment income is adjusted to exclude similar items relating to joint ventures accounted for under the equity method ("Joint venture adjustments"), and policyholder benefits and claims exclude (i) changes in the discount rate on certain annuitization guarantees accounted for as additional liabilities and (ii) market value adjustments.

Asymmetrical and non-economic accounting adjustments are made in calculating adjusted earnings:
•
Net investment income includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment ("Investment hedge adjustments").

•	Other revenues include settlements of foreign currency earnings hedges and exclude asymmetrical accounting associated with in-force reinsurance.
•
Policyholder benefits and claims excludes (i) amortization of basis adjustments associated with de-designated fair value hedges of future policy benefits, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments, (iii) asymmetrical accounting associated with in-force reinsurance, and (iv) non-economic losses incurred at contract inception for certain single premium annuity business. These losses are amortized into adjusted earnings within policyholder benefits and claims over the estimated lives of the contracts.

•	Policyholder liability remeasurement gains (losses) excludes asymmetrical accounting associated with in-force reinsurance.
•
Interest credited to policyholder account balances excludes amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass-through adjustments and asymmetrical accounting associated with in-force reinsurance.

"Divested businesses" are those that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP. Divested businesses also include the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP.

Other adjustments are made in calculating adjusted earnings:
•
Net investment income and interest credited to policyholder account balances exclude certain amounts related to contractholder-directed equity securities ("Unit-linked contract income" and "Unit-linked contract costs").

•
Other expenses exclude (i) implementation of new insurance regulatory requirements and other costs, and (ii) acquisition, integration and other related costs. Other expenses include (i) deductions for net income attributable to noncontrolling interests, and (ii) benefits accrued on synthetic GICs accounted for as freestanding derivatives.

•	Net investment income and other expenses also exclude Reinsurance adjustments (as defined below).
•	Other revenues include fee revenue on synthetic GICs accounted for as freestanding derivatives.
•	Other revenues exclude and other expenses include fees received in connection with services provided under transition service agreements.
•	"Reinsurance adjustments" relate to amounts subject to ceded reinsurance arrangements with third parties and joint ventures, including (i) the related investment returns and expenses which are passed through to the reinsurers and (ii) the corresponding invested assets and cash and cash equivalents.

Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.

The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms.

In addition, adjusted earnings available to common shareholders excludes the impact of preferred stock redemption premium, which is reported as a reduction to net income (loss) available to MetLife, Inc.’s common shareholders.

APPENDIX METLIFE NON-GAAP AND OTHER FINANCIAL DISCLOSURES (CONTINUED)
Investment portfolio gains (losses) and derivative gains (losses)

These are measures of investment and hedging activity. Investment portfolio gains (losses) principally excludes amounts that are reported within net investment gains (losses) but do not relate to the performance of the investment portfolio, such as gains (losses) on sales and divestitures of businesses, as well as investment portfolio gains (losses) of divested businesses. Derivative gains (losses) principally excludes earned income on derivatives and amortization of premium on derivatives, where such derivatives are either hedges of investments or are used to replicate certain investments, and where such derivatives do not qualify for hedge accounting. This earned income and amortization of premium is reported within adjusted earnings and not within derivative gains (losses).

Return on equity and related measures
•
Total MetLife, Inc.’s adjusted common stockholders’ equity: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI and the estimated fair value of certain ceded reinsurance-related embedded derivatives, all net of income tax.

•
Total MetLife, Inc.’s adjusted common stockholders’ equity, excluding total notable items: total MetLife, Inc.’s common stockholders’ equity, excluding unrealized investment gains (losses), net of related offsets, deferred gains (losses) on derivatives, future policy benefits discount rate remeasurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and defined benefit plans adjustment components of AOCI, the estimated fair value of certain ceded reinsurance-related embedded derivatives and total notable items, all net of income tax.

• Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity.
• Adjusted return on MetLife, Inc.’s common stockholders’ equity: adjusted earnings available to common shareholders divided by MetLife, Inc.’s average adjusted common stockholders’ equity.
•
Adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding total notable items: adjusted earnings available to common shareholders, excluding total notable items, divided by MetLife, Inc.’s average adjusted common stockholders’ equity, excluding total notable items.

The above measures represent a level of equity that excludes most components of AOCI, such as unrealized investment gains (losses), net of related offsets, and future policy benefits discount rate remeasurement gains (losses), as well as the impact of certain ceded reinsurance-related embedded derivatives, as these amounts are primarily driven by market volatility.

Expense ratio, direct expense ratio, adjusted expense ratio and related measures
• Expense ratio: other expenses, net of capitalization of DAC, divided by premiums, fees and other revenues.
•
Direct expense ratio: direct expenses divided by adjusted premiums, fees and other revenues. Direct expenses are comprised of employee-related costs, third-party staffing costs, and general and administrative expenses.

•
Direct expense ratio, excluding total notable items related to direct expenses and PRT: direct expenses, excluding total notable items related to direct expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

• Adjusted expense ratio: adjusted other expenses, net of adjusted capitalization of DAC, divided by adjusted premiums, fees and other revenues.
•
Adjusted expense ratio, excluding total notable items related to adjusted other expenses and PRT: adjusted other expenses, net of adjusted capitalization of DAC, excluding total notable items related to adjusted other expenses, divided by adjusted premiums, fees and other revenues, excluding PRT.

Asia general account assets under management and related measures

Asia GA AUM is used by MetLife to describe assets in its Asia GA investment portfolio. Asia GA AUM is stated at estimated fair value and is comprised of Asia GA total investments, the portion of the Asia GA investment portfolio classified within assets held-for-sale, cash and cash equivalents, and accrued investment income on such assets, and excludes policy loans, contractholder-directed equity securities, fair value option securities, mortgage loans originated for third parties, assets subject to ceded reinsurance arrangements with third parties and joint ventures, and certain other invested assets. Mortgage loans, net of mortgage loans originated for third parties ("net mortgage loans") (including commercial ("net commercial mortgage loans"), agricultural ("net agricultural mortgage loans") and residential mortgage loans) and real estate equity (including real estate and real estate joint ventures) included in Asia GA AUM (at net asset value, net of deduction for encumbering debt) have been adjusted from carrying value to estimated fair value. At the segment level, intersegment balances (intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level) are excluded from Asia GA AUM.

Asia GA AUM (at amortized cost) excludes the following adjustments: (i) unrealized gain (loss) on investments carried at estimated fair value and (ii) adjustments from carrying value to estimated fair value on net mortgage loans (including net commercial mortgage loans, net agricultural mortgage loans and residential mortgage loans) and real estate and real estate joint ventures. Asia GA AUM (at amortized cost) is presented net of related allowance for credit loss.

Other items
The following additional information is relevant to an understanding of our performance:
•
Statistical sales information for Asia, Latin America and EMEA: calculated using 10% of single premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

• PRT includes UK funded reinsurance.

APPENDIX METLIFE ACRONYMS

AOCI	Accumulated other comprehensive income (loss)
DAC	Deferred policy acquisition costs
DPL	Deferred profit liabilities
EMEA	Europe, the Middle East and Africa
FCTA	Foreign currency translation adjustments
GA	General account
GA AUM	General account assets under management
GAAP	Accounting principles generally accepted in the United States of America
GICs	Guaranteed interest contracts
NAIC	National Association of Insurance Commissioners
NRSRO	Nationally Recognized Statistical Rating Organization
PRT	Pension risk transfers
QFS	Quarterly financial supplement
RIS	Retirement and Income Solutions
VOBA	Value of business acquired